Exhibit 99.1 W I N T E R 2024 Privileged and Confidential

Company Disclosure Statement This presentation includes statements concerning Rekor Systems, Inc. and its future expectations, plans and prospects that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as may, should, expects, plans, anticipates, could, intends, target, projects, contemplates, believes, estimates, predicts, potential, or continue, by the negative of these terms or by other similar expressions. You are cautioned that such statements are subject to many risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward- looking statements, including the risks that actual circumstances, events or results may differ materially from those projected in the forward-looking statements, particularly as a result of various risks and other factors identiﬁed in our ﬁlings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events, or otherwise. All trademarks, service marks, and trade names of Rekor Systems, Inc., and/or its subsidiaries and afﬁliates (collectively, “Rekor”), used herein are trademarks, service marks, or registered trademarks of Rekor. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners. Use of Projections This presentation contains projected financial information with respect to Rekor. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Rekor’s independent auditor has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Financial Information The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in future filings made by Rekor with the SEC.

Our Mission Drive the world to be safer, smarter, and greener

Established and Proven Leadership Team Robert Berman Eyal Hen David Desharnais Founder & Chief Chief Financial President and Chief Executive Officer Officer Operating Officer Joined 2018 Joined 2019 Joined 2022 Michael Charles Dunbar Degliomini Chief Revenue Executive Vice President, Officer Government Affairs 140+ Years of Unparalleled Experience at Industry-Leading Organizations

Rekor At-a-Glance



Analytics to Digitize Roadways

Rekor collects, connects, and organizes the world's mobility data to deliver analytics on vehicles, roadway safety, traffic flows, and license plate information — providing a digital operating system for roadways and public infrastructure

Innovative Edge Data Collection Solutions

Rekor captures comprehensive roadway intelligence to provide real-time and predictive insights to public and private sector entities on roadway behaviors, risks, and issues

Key Customer Use Cases

Rekor's roadway intelligence solutions service law enforcement, engineering & planning, and emergency incident responders for situation awareness, rapid response, and resiliency that promotes and enhances public safety, equity, and sustainability for all

Millions of Proprietary Data Points

Rekor's data collection is gathered via Rekor Edge devices, as well as through a broad range of other data collection modalities, making Rekor device agnostic to collect the most relevant data

Market Leader with Excellent Growth

91%+[1]	75%+	$35M+
2020A – 2024E Revenue CAGR	2023E YoY Revenue Growth	2023E Revenue

Robust Customer KPIs

96%+	Multi-Year	7.7x
2023E Gross Revenue Retention	Average Contract Length	2023E LTV / CAC

Scaled Player in Growing Market

300+	15+	$93B+[2]
Global Employees	Office Locations	Total Addressable Market

(1) Represents pro forma revenues excluding divested assets.
(2) KPMG market study.

Limited and Slow Traffic Data Collection Directly Harms Citizen Well-Being Incomplete data sources, limited connectivity between key stakeholders, and antiquated technology are driving increased congestion, slower emergency response, and restricted funding Outdated Emergency Insufficient Public Minimal Vehicle Obsolete & Unsafe Traffic Situation Reporting Infrastructure Identification & Tracking Measurement Systems • Legacy reporting infrastructure • U.S. public infrastructure received • Promoting public safety through • Deployment of various traffic (1) relies on high-latency reporting a C- rating license plate tracking is limited to measurement systems requires for emergency situations• Broken systems in place under- citizen reporting or other high- construction zone standup which • Reduced ability to determine report & delay reporting of traffic latency systems; this has several causes numerous fatalities every location of incidents volume which limits federal consequences such as increased year funding awards uninsured drivers on the road Every day, public safety is at risk due to insufficient federal investment in roadway maintenance, outdated and limited traffic data collection methods, inadequate vehicle identification reporting systems, and delayed responses to emergency situations (1) American Society of Civil Engineers (ASCE)’s Report Card for America’s Infrastructure (2021).

Rekor Accurately Collects Critical Roadway Data Leveraging innovative technology to collect real-time, relevant information for customers Capture comprehensive vehicle characteristics High-speeds, day/night, adverse weather, multiple lanes, color, make, model, state of origin, vehicle unique signature, and direction of travel Video record with every read & advanced search Each plate read has an associated video clip that is stored for up to 60 days with the ability to search for partial tags or vehicle characteristics Real-time alerting Because plate reads are processed on-device, the system generates real-time alerts which accelerates response time Federated peer-to-peer network Agencies can securely create local, regional, state or global peer-to-peer sharing with click of mouse Thousands Millions Billions Trillions Of Collection Sites Of Vehicles Identified Of Miles Covered Of Data Points Note: Metrics represent Company estimates.

Analyzing & Transforming Roadway Data via Rekor One® into Actionable Insights Source & Manage a Ingest, Process, and Wide Variety of Data Transform Information Sensors Edge Devices CCTV Vehicles DMS Signs + Many More CAD Systems Smart City / GovTech AI/ML GPS + IoT Temporal Loc. 5G Networks Edge/Cloud Compute Collect Information Automated Intelligence From Any Source Platform Built for Scale

Delivering Critical Value Across Use Cases

Massive embedded opportunity within existing public safety, transportation, and mobility segments

	Public Safety & Licensing	Transportation Management	Urban Mobility
Products	REKOR SCOUT	REKOR COMMAND	REKOR DISCOVER
	Vehicle Identification Software Licensing	Incident Identification and Response	Traffic Data Collection and Studies
Use Cases	Public Safety; Vehicle Identification; Various Commercial Uses; Tolling Solutions	AI Incident Detection; Incident Management; Third-Party Data Integration; Cross-Agency Collaboration; Public Notice Integrations; In-Vehicle Communications	Vehicle Classification; Vehicle Speed; Vehicle Volumes; Electric Vehicles; Emission Estimates; Various Traffic Studies
KPIs	~40%(1) Reduction in Uninsured Vehicles; ~48%(2) Decrease in Crime	~23 min.(3) Faster Response Than 911; ~49%(3) More Identified Incidents	99%+(4) Count Accuracy; 95%+(4) Class Accuracy

(1) Oklahoma Uninsured Vehicle Enforcement Diversion (UVED) Program.
(2) Mt. Juliet Police Department.
(3) "23 min." is an approximation from, while "49%" represents an average from Nevada Regional Traffic Center (RTC), TXDOT, and multiple others.
(4) Compared to "ground-truth" studies / human-based annotation.

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Leveraging Rekor Solutions to Build a Safer, Smarter, and Greener World Delivering a safer world for citizens while enhancing public infrastructure and planning Enables law enforcement to Identifies more incidents and Provides traffic pattern analysis for more accurately track vehicles enables optimized congestion and identification of electric charge and license plate data for dispatch of emergency services to stations, C02 emissions tracking via criminal activity, uninsured specific locations much more proprietary data collection, and motorists, and cross-agency quickly, saving lives and improving enhanced planning & engineering collaboration/sharing health outcomes for public infrastructure

Public and Private Sector Customers Trust Rekor Established as a go-to source for roadway analytics and custom reporting Customers By The Numbers 96%+ Multi-Year 500+ Public & Private 2023E Gross Typical 2023E Sectors Served Revenue Retention Contract Length Software Customers

Delivering High ROI Solutions for the Texas Department of Transportation Austin Rekor Command™ was deployed for the Texas Department of Transportation Austin resulting in outstanding ROI metrics and expansion into additional districts spanning the state March - August 2023 Results 11 min. 70% 34% Median faster Of new incidents were Rekor uniquely detection of incidents verified by operators identified incidents Potential Impact Rekor Incidents Verified by Operators 1,683 (1) 29% reduction in chance of secondary crashes 920 (1) 44 min. average time for traffic to return to normal 763 (1) $8M reduction in direct cost to Texas Department of Transportation Austin per year March - April 2023 May - June 2023 July - August 2023 Rekor Command™ detects more incidents, faster, resulting in greater response time, less congestion, and ultimately lower fatality rates (1) TXDOT Reported Results – 2023

Federally Mandated Traffic Studies are More Pervasive Than Ever (1) Millions of permanent & short-term traffic data studies across 4.2 million miles Current methods are costly, outdated, unsafe, Comprehensive coverage to disconnected, and ripe for displacement by non-intrusive AI provide customers with essential insights Texas Maryland Manual counters Pneumatic tubes New Jersey Nationwide Legacy radar systems Loops and sensors (1) Company estimate.

Massive Untapped Market Opportunity $93B+ intelligent infrastructure market supported by favorable industry tailwinds (1) Global TAM by Region ($B) Market Overview Canada Massive target market of established government budgets for (2) Australia $148 millions of traffic studies per year presents massive, ongoing Europe whitespace and greenfield opportunity $127 US Market $29 $108 Infrastructure bill provides significant tailwind to established Rest of Global Market $25 budgets and opens up government spending to additional analytics $93 $21 opportunities $80 $50 $18 $68 $43 $16 $36 $31B U.S. TAM with more than $62B of untapped market potential $13 $31 in international markets for Rekor $27 $23 $65 $55 $47 U.S.’s public infrastructure received a C- rating and is in dire need of $41 $35 $30 information for where to deploy capital to ensure citizen safety and appropriately accommodate traffic flow 2021 2022 2023 2024 2025 2026 3.2 trillion fleet $11.1 billion market th 13 in overall quality $1.2 trillion domestic miles traveled in U.S. for multi-purpose IoT (3) (4) of U.S. infrastructure infrastructure bill (5) (6) unlocks vast insights sensors in the U.S. (1) KPMG Market Study. (2) Company estimate. (3) Word Economic Forum. (4) Forbes. (5) Statista. (6) MarketsandMarkets.

Trillions of Dollars in Global Public Infrastructure Spend Ready for Capture

Led by $1.2T U.S. bill, influx of government capital allocates trillions to improve & modernize infrastructure

U.S. Infrastructure Investment & Jobs Act Overview


Surface-Transportation
New Spending
$1,200
Billion
$550
Billion
$284
Billion
$266
Billion
Core Infrastructure

*The act allocates an estimated **$1.2 trillion** in total funding over ten years, including **$550 billion** in new spending*

$350B+ of Federal Spending Applicable to Rekor


$284B
Roads, bridges, major projects
$110
$39
Public transit
Passenger and freight rail
$66
$15
Electric-vehicle (EV) infrastructure, buses, and transit
Airports, ports, and waterways
$42
$11
Safety
$1
Reconnecting communities
$68B
$47
Environmental Resiliency
$21
Remediation Investments

Priority investments for $284 billion over 5 years in: *transportation, including roads and bridges; passenger and freight rail; airports, ports, and waterways; public transit; electric vehicles; safety; and reconnecting communities*

*Additionally, Rekor expects to be able to tap into the **~$68 billion** allocated to **core infrastructure**, including **environmental resiliency ($47B)** and **remediation investments ($21B)***

Investments Will Accelerate Public Infrastructure Software Adoption

- Meet data-driven grant requirements
- Aging infrastructure requires digital methods
- More & increasingly complex urban environments
- Required ESG assessments & environmental studies

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Thoughtful Approach to Product has Separated Rekor From the Competition Rekor’s Right-to-Win Solutions, Not Just Data Unique ability to transform massive data flows into actionable insights Single Source The most comprehensive product suite serves a wide range of customer needs under one roof Cross-Agency Functionality Building Rekor into agency workflows allows various agencies to deploy quickly at scale to improve safety, equity, and sustainability Higher Accuracy & Vehicle Capture Rekor offers more parameters than competitors to gather critical data while AI continuously enhances ability to recognize attributes and add new elements Privacy & Security Industry leading technologies and standards to Point Breadth and Depth of Solution Portfolio Comprehensive protect data from unauthorized access or use Solutions Public Safety Urban Mobility (AI) Transportation Management Smaller Relative Scale Larger

Continuing Data Capability Expansion via Partner Network Industry’s largest volume, variety, and velocity of aggregated roadway data Datasets Sourced and Managed: • In-road sensors • CCTV, Radar/Lidar, Controllers • DMS signs • CAD systems • ATMS systems • ICM/DSS • Connected vehicles • Electric vehicles • Probe data • Fleet telematics • Construction zones • Weather • Event attendance …And much more…

Rekor’s Single Source Collection Creates Data for Many Use Cases Multi-purpose data collection devices gather critical information and offer expansion potential into a wide array of ESG use cases Massive data lake powered by proprietary AI, data visualization, and algorithms… Thousands Millions Billions Trillions Of Data Points Of Data Collection Sites Of Vehicles Identified Of Miles Served …Serves as the foundation for expansion into a wide multitude of future possibilities Massive opportunity Insurance Utilities Energy across 14+ Provide critical roadway analytics to Provide traffic flow and incident data Provide analytics to inform fuel demand additional inform risk assessment, premiums, and to drive infrastructure planning, forecasting, service station placement for claims investigation coordinate emergency response, and gas and electric, and optimize resource industries identify outages distribution Note: Metrics represent Company estimates.

Highly Compelling Financial Profile Established history of robust growth with proven M&A engine ready for additional scale (1) Leading Revenue Profile Consistent and 75%+ Robust Growth 2023E Revenue Growth 91%+ CAGR Strong Recurring Revenue 62%+ Profile and Forward Visibility L9M 3Q 2023A % Recurring Revenue $85.5M Best-of-Breed 96%+ Gross Retention 2023E Gross Revenue Retention Impressive 54%+ Gross Margins 2023E Gross Margin $35.0M 7.7x $19.9M Compelling LTV / CAC Ratio 2023E LTV / CAC $11.6M $6.4M Profitable Transition to Profitability 2020A 2021A 2022A 2023E 2024E In 2024E (1) Represents 2020A-2022A revenues, excluding divested assets for 2020 and 2021; 2023E-2024E revenues from Rekor Internal Model.

Rekor’s Investment Highlights First Mover Advantage 1 Presently own the largest footprint of connected IoT nodes in the U.S. with the goal of expanding across the nation Massive Market Market tailwinds and “once-in-a-generation” investment in transportation infrastructure. As AI market surges 2 towards ~$2.5 trillion by 2032, Rekor stands as a key player with its AI-driven solutions that cater to the growing (1) demand for smarter, more efficient technologies High Growth Potential (2) Strong market tailwinds and scaling . Rekor growth flywheel is fed by most comprehensive sets of global 3 mobility data collection, connected and transformed by AI, coupled with deep expertise all under one roof, leading to accelerated quarter-over-quarter and year-over-year performance Disruptive Technology Award winning AI/ML and proprietary technologies, and roadway intelligence solutions for smarter, safer, greener 4 roadways and communities for all. Connects physical, digital, and operational infrastructure for a single source of truth and single pane of glass for cross-agency and public-private collaborations Trusted Authority Deep subject matter and domain expertise across public safety, transportation management, and urban mobility. 5 Trusted by the world’s most demanding and influential public and enterprise clients to operate at a highly privileged position of trust and access (1) Source: https://www.precedenceresearch.com/artificial-intelligence-market. (2) Source: https://www.barchart.com/stocks/quotes/REKR/price-history/historical.

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